UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07532

PIMCO Municipal Advantage Fund Inc.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-739-3371

Date of fiscal year end: October 31, 2007

Date of reporting period: October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

PIMCO Municipal Advantage Fund Inc. A n n u a l R e p o r t O c t o b e r 31, 2 0 0 7

Contents
Letter to Shareholders	1
Fund Insights/Performance & Statistics	2
Schedule of Investments	3-8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Notes to Financial Statements	12-15
Financial Highlights	16
Report of Independent Registered Public
Accounting Firm	17
Matters Relating to the Directors’ Consideration
of the Continuance of the Advisory/Sub-Advisory
Agreements	18-19
Tax Information / Shareholder Meeting Results /
Investment Adviser Change	20-22
Privacy Policy / Proxy Voting Policies & Procedures	23
Dividend Reinvestment & Cash Purchase Plan	24
Board of Directors	25-26
Principal Officers	27

PIMCO Municipal Advantage Fund Inc. Letter to Shareholders

December 1, 2007

Dear Shareholder:

We are pleased to provide you with the annual report for the PIMCO Municipal Advantage Fund Inc. (the “Fund”) for the fiscal year ended October 31, 2007.

The U.S. bond market delivered modest returns in the period as economic growth continued despite weakness in the U.S. housing and mortgage markets. In response to lower liquidity, the Federal Reserve reduced the Federal Funds rate two times late in the period, reducing the key rate from 5.25% to 4.50% even as inflation levels continued to track higher than the central bank’s stated comfort level. Municipal bonds underperformed the broad U.S. credit market toward the end of the period on sharply lower liquidity.

For specific information on the Fund and its performance during the reporting period, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess
Chairman

Brian S. Shlissel
President & Chief Executive Officer

| 10.31.07 | PIMCO Municipal Advantage Fund Annual Report 1

PIMCO Municipal Advantage Fund Inc. Fund Insights/Performance & Statistics
October 31, 2007 (unaudited)

  PIMCO Municipal Advantage Fund returned (1.11)% on net asset value (“NAV”) and 4.50% at market price for the 12-month period ended October 31, 2007.

  With the exception of the first three maturities (1-year, 2-year and 3-year munis), municipal bond yields increased for the one year period ending October 31, 2007.

  Interest rates for Treasuries and London Inter-bank Offered Rate (“LIBOR”) Swaps moved lower for the year for bonds across all short to intermediate maturities, significantly outperforming Munis.

  Municipal bond issuance increased significantly from prior year levels. During the one year period, supply levels were $458 billion, the largest one-year period in history.

  The municipal yield curve steepened during the period. The 10-year, 20-year and 30-year maturity AAA General Obligation yields increased 17, 29, and 33 basis points, respectively.

  Municipal to Treasury yield ratios tightened during the period. The 10-year ratio increased to 85.2% and the 30-year ratio increased to 92.7% ended October 31, 2007.

  Long Municipals underperformed Long Treasuries and the taxable debt sector during the period. The Lehman Long Municipal Bond Index returned 1.41% while the Long Government/Credit and the Long Lehman Treasury Indices returned 4.30% and 5.14%, respectively.

  Tobacco securitization sector holdings detracted from performance due to increased issuance by California, New Jersey and anticipation of a large Ohio deal.

  Exposure to zero coupon municipals was positive for performance. The Lehman Zero Coupon Index returned 0.24% for the quarter.

  Municipal bonds within California underperformed the national index for the quarter. Year-to-date, California continues to lead all other states in new issue volume. The state’s issuance has increased by 63% from $37 billion in the first ten months of 2006 to $60 billion during the same period of 2007.

Total Return(1):	Market Price	Net Asset Value (“NAV”)
1 year	4.50%	(1.11)%
3 years	5.02%	2.16%
5 years	6.08%	4.06%
10 years	6.07%	4.98%

Common Share Market Price/NAV Performance:
Commencement of Operations (4/30/93) to 10/31/07
¢ Market Price
¢ NAV

$16.00
15.50
15.00
14.50
14.00
13.50
13.00
12.50
12.00
11.50
11.00
10.50
10.00
9.50
9.00
4/30/93
10/31/07

Market Price/NAV:
Market Price	$13.19
NAV	$14.02
Discount to NAV	5.92%
Market Price Yield(2)	5.00%

Moody’s Ratings
         (as a % of total investments)

NR
24.6%
Baa
18.2%
A
6.0%
Aa
22.3%
Aaa
28.9%

(1)

Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. A portion of the income generated by the Fund may be subject to federal, state and local taxes, and may at times be subject to the alternative minimum tax. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)

Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at October 31, 2007.

2 PIMCO Municipal Advantage Fund Annual Report | 10.31.07 |

PIMCO Municipal Advantage Fund Inc. Schedule of Investments
October 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
MUNICIPAL BONDS & NOTES—99.9%
	Alabama—1.5%
$1,600	Huntsville-Redstone Village, Special Care Facs. Financing
	Auth. Rev., 5.50%, 1/1/43	NR/NR	$1,485,408
1,000	Montgomery Medical Clinic Board, Jackson Hospital & Clinic
	Rev., 4.75%, 3/1/26	Baa2/BBB-	927,100
			2,412,508
	Alaska—0.4%
705	Northern Tobacco Securitization Corp. Rev.,
	5.00%, 6/1/46, Ser. A	Baa3/NR	604,178
	Arizona—2.3%
1,500	Pima Cnty., Industrial Dev. Auth. Rev.,
	5.50%, 7/1/37 (b)	NR/BBB-	1,465,575
650	6.375%, 6/1/36	NR/NR	663,058
1,000	Pima Cnty., Industrial Dev. Auth. Rev.,
	State American Charter Schools Foundation Rev.,
	5.625%, 7/1/38	NR/NR	990,540
700	State Health Facs. Auth. Rev., Beatitudes Project,
	5.20%, 10/1/37	NR/NR	635,138
			3,754,311
	California—14.6%
1,000	Foothill/Eastern Corridor Agcy., Toll Road Rev.,
	5.75%, 1/15/40	Baa3/BBB-	1,021,990
7,000	Golden State Tobacco Securitization Corp. Rev.,
	5.125%, 6/1/47, Ser. A-1	Baa3/BBB	6,191,570
7,000	State, GO, 5.125%, 11/1/24	A1/A+	7,249,690
1,000	State Health Facs. Financing Auth. Rev.,
	Adventist Health System, 5.00%, 3/1/33	NR/A	995,660
7,000	State Housing Finance Agcy. Rev., 4.95%, 8/1/36,
	Ser. A (d)	Aa3/AA-	6,849,220
	Statewide Community Dev. Auth. Rev.,
1,000	Huntington Park Chapter School, 5.25%, 7/1/42, Ser. A	NR/NR	942,430
400	Valleycare Health, 5.125%, 7/15/31, Ser. A	NR/NR	376,704
			23,627,264
	Colorado—3.7%
500	Confluence Metropolitan Dist. Rev., 5.40%, 12/1/27	NR/NR	482,700
1,600	Madre Metropolitan Dist. No. 2, GO, 5.50%, 12/1/36, Ser. A	NR/NR	1,438,032
575	State Educational & Cultural Facs. Auth. Rev.,
	5.75%, 12/1/37 (b)	NR/NR	569,285
2,000	State Health Facs. Auth., Valley View Hospital Rev.,
	5.125%, 5/15/37	NR/BBB	1,971,520
	State Health Facs. Auth. Rev., Volunteers of America,
950	5.25%, 7/1/27	NR/NR	907,336
650	5.30%, 7/1/37	NR/NR	604,194
			5,973,067

| 10.31.07 | PIMCO Municipal Advantage Fund Annual Report 3

PIMCO Municipal Advantage Fund Inc. Schedule of Investments
October 31, 2007 (continued)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	District of Columbia—1.4%
	District of Columbia, GO,
$ 725	5.25%, 6/1/27, Ser. A (MBIA-IBC)	Aaa/AAA	$737,223
375	5.25%, 6/1/27, Ser. A (Pre-refunded @ $101, 6/1/08)
	(MBIA-IBC) (a)	Aaa/AAA	382,654
1,000	District of Columbia Rev., 6.00%, 7/1/18, Ser. A (AMBAC)	Aaa/AAA	1,070,880
			2,190,757
	Florida—4.2%
1,355	Highlands Cnty., Health Facs. Auth. Rev., Adventist Health
	System, 5.375%, 11/15/35, Ser. D	A1/NR	1,478,901
	(Pre-refunded @ $100, 11/15/13) (a)
500	Lee Cnty. Industrial Dev. Auth. Rev.,
	5.375%, 6/15/37, Ser. A	NR/BB	462,770
4,275	Miami-Dade Cnty., Expressway Auth. Rev.,
	5.00%, 7/1/29, Ser. B (FGIC)	Aaa/AAA	4,374,308
500	Orange Cnty. Health Facs. Auth. Rev., 5.50%, 7/1/32	NR/NR	490,695
			6,806,674
	Georgia—5.0%
1,000	Atlanta Dev. Auth. Rev., 5.25%, 7/1/12, Ser. A	A3/NR	1,020,630
2,350	Atlanta Water & Wastewater Rev., 5.00%, 11/1/37 (FSA)	Aaa/AAA	2,425,458
2,000	Chatham Cnty. Hospital Auth. Rev., 5.75%, 1/1/29, Ser. A	Baa1/BBB+	2,012,160
1,750	Cherokee Cnty. Water & Sewer Auth. Rev.,
	5.50%, 8/1/23 (MBIA)	Aaa/AAA	2,003,138
750	Medical Center Hospital Auth. Rev., 5.25%, 7/1/37	NR/NR	691,868
			8,153,254
	Hawaii—2.6%
3,000	State Department of Budget & Finance Rev.,
	5.75%, 12/1/18, Ser. B (AMBAC) (d)	Aaa/AAA	3,136,440
1,000	State, Marina Rev., 5.75%, 7/1/21, Ser. A (FGIC)	Aaa/AAA	1,052,880
			4,189,320
	Illinois—5.0%
1,000	Chicago Water Rev., 6.00%, 1/1/17,
	(Pre-refunded @ $101, 1/1/10) (MBIA) (a)	Aaa/AAA	1,062,630
1,100	McHenry & Lake Cntys., Community High School
	Dist. No. 156, GO, 5.125%, 1/1/19
	(Pre-refunded @ $100, 1/1/11) (FGIC) (a)	Aaa/NR	1,153,251
5,000	Metropolitan Pier & Exposition Auth. Rev.,
	zero coupon, 6/15/36, Ser. A (MBIA)	Aaa/AAA	1,276,250
2,000	Regional Transportation Auth. Rev., 6.00%, 6/1/23 (FGIC)	Aaa/AAA	2,393,080
750	State Finance Auth., Sherman Health Systems Rev.,
	5.50%, 8/1/37, Ser. A	Baa1/A-	754,425
425	State Finance Auth. Rev., 6.00%, 3/1/37, Ser. A	NR/NR	420,329
1,000	State Health Facs. Auth. Rev. Centegra Health Rev.,
	5.25%, 9/1/24	NR/A-	1,015,080
			8,075,045

4 PIMCO Municipal Advantage Fund Annual Report | 10.31.07 |

PIMCO Municipal Advantage Fund Inc. Schedule of Investments
October 31, 2007 (continued)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	Indiana—1.5%
$1,000	Indianapolis Local Public Improvement Board Rev.,
	5.00%, 2/1/17, Ser. A (Pre-refunded @ $101, 2/1/08) (a)	Aa1/AAA	$1,013,700
1,500	State Health & Educational Facs. Financing Auth. Rev.,
	Community Foundation of Northwest Indiana,
	5.50%, 3/1/37	NR/BBB-	1,489,065
			2,502,765
	Iowa—1.4%
	State Finance Auth. Rev.,
750	5.50%, 11/15/37	NR/NR	703,013
1,600	State Finance Auth. Rev., Wedum Walnut Ridge LLC,
	5.625%, 12/1/45, Ser. A	NR/NR	1,542,880
			2,245,893
	Maryland—0.2%
300	State Health & Higher Educational Facs. Auth. Rev.,
	5.30%, 1/1/37	NR/NR	277,413
	Massachusetts—5.5%
1,500	State, GO, 5.50%, 11/1/20, Ser. C (Pre-refunded
	@ $100, 11/1/12) (a)	Aa2/AA	1,628,370
500	State Dev. Finance Agcy. Rev., 5.20%, 11/1/41	NR/NR	464,745
1,000	State Health & Educational Facs. Auth. Rev.,
	Partners Healthcare, 5.125%, 7/1/19, Ser. B	Aa2/AA	1,025,540
90	State Water Pollution Abatement Trust Rev.,
	6.375%, 2/1/15, Ser. A	Aaa/AAA	90,122
5,500	State Water Resources Auth. Rev., 5.00%, 8/1/41, Ser. A	Aa2/AA	5,652,460
			8,861,237
	Michigan—5.9%
1,065	Bloomingdale Public School Dist., GO,
	5.50%, 5/1/19 (Pre-refunded @ $100, 5/1/11)
	(Q-SBLF) (a)	Aa3/AA-	1,134,023
1,500	Garden City Hospital Finance Auth. Rev., 5.00%,
	8/15/38, Ser. A	NR/NR	1,358,370
2,000	Grand Valley State Univ. Rev., 5.50%, 2/1/18 (FGIC)	Aaa/AAA	2,188,540
	Kalamazoo Economic Dev. Corp. Rev.,
1,250	5.125%, 5/15/37	NR/NR	1,157,925
350	5.50%, 5/15/36	NR/NR	337,320
1,075	Lincoln Consolidated School Dist., GO, 5.50%, 5/1/19
	(Pre-refunded @ $100, 11/1/11) (Q-SBLF) (a)	Aa3/AA-	1,154,808
850	Meridian Economic Dev. Corp. Rev., 5.25%, 7/1/26	NR/NR	804,482
1,500	State Public Educational Facs. Auth. Rev., 5.00%, 9/1/36	NR/BBB-	1,381,920
			9,517,388
	Minnesota—0.8%
825	Rochester Healthcare Housing Rev., 5.20%,
	10/1/23, Ser. A	NR/NR	812,683
500	St. Paul Housing & Redev. Auth. Rev., 5.375%, 5/1/43	NR/NR	473,915
			1,286,598

| 10.31.07 | PIMCO Municipal Advantage Fund Annual Report 5

PIMCO Municipal Advantage Fund Inc. Schedule of Investments
October 31, 2007 (continued)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	Missouri—1.1%
$ 500	Branson Regional Airport Transportation Dev. Dist. Rev.,
	6.00%, 7/1/37, Ser. A	NR/NR	$497,890
1,260	Joplin Industrial Dev. Auth. Rev., 5.75%, 5/15/26, Ser. F	NR/NR	1,273,784
			1,771,674
	Nevada—0.7%
1,100	Clark Cnty., GO, 5.50%, 11/1/17
	(Pre-refunded @ $100, 11/1/09) (a)	Aa1/AA+	1,144,055
5	State Housing Division Rev., 6.20%, 4/1/17,
	Ser. B (AMBAC)(VA-GTD)	Aaa/AAA	5,019
			1,149,074
	New Jersey—1.5%
1,500	Middlesex Cnty. Improvement Auth. Rev.,
	6.125%, 1/1/25, Ser. B	NR/NR	1,504,590
750	Tobacco Settlement Financing Corp. Rev.,
	6.75%, 6/1/39 (Pre-refunded @ $100, 6/1/13) (a)	Aaa/AAA	865,433
			2,370,023
	New Mexico—5.1%
8,035	Albuquerque Sales Tax Rev., 5.00%, 7/1/37, Ser. A (FSA)	Aaa/AAA	8,258,694
	New York—3.2%
250	Dutchess Cnty. Industrial Dev. Agcy. Rev.,
	5.25%, 1/1/37	NR/NR	241,305
	New York City, GO,
1,250	5.00%, 11/1/34, Ser. D	Aa3/AA	1,281,087
750	5.25%, 9/15/33, Ser. C	Aa3/AA	788,115
2,825	Triborough Bridge & Tunnel Auth. Rev., 5.125%,
	11/15/29, Ser. B	Aa2/AA-	2,933,226
			5,243,733
	Ohio—6.2%
	Buckeye Tobacco Settlement Financing Auth. Rev.,
8,500	5.875%, 6/1/47, Ser. A-2	Baa3/BBB	8,252,055
455	6.00%, 6/1/42, Ser. A-2	Baa3/BBB	451,692
405	Hamilton Cnty. Sales Tax Rev.,
	5.25%, 12/1/32, Ser. B (AMBAC)	Aaa/NR	420,200
885	Summit Cnty., GO, 6.25%, 12/1/15
	(Pre-refunded @ $101, 12/1/10) (FGIC) (a)	Aaa/AAA	965,668
			10,089,615
	Pennsylvania—2.3%
	Allegheny Cnty. Hospital Dev. Auth. Rev.,
1,500	5.375%, 11/15/40, Ser. A	Ba2/BB	1,438,560
2,000	6.00%, 7/1/23, Ser. B (MBIA)	Aaa/AAA	2,346,740
			3,785,300
	Puerto Rico—0.3%
5,000	Puerto Rico Sales Tax Financing Corp., Rev.,
	zero coupon, 8/1/54, Ser. A (AMBAC)	Aaa/AAA	475,050

6 PIMCO Municipal Advantage Fund Annual Report | 10.31.07 |

PIMCO Municipal Advantage Fund Inc. Schedule of Investments
October 31, 2007 (continued)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	South Dakota—0.5%
$ 765	Heartland Consumers Power Dist. Rev., 7.00%, 1/1/16	Aaa/AAA	$862,277
	Tennessee—0.8%
1,325	Blount Cnty. Health & Educational Facs. Board Rev.,
	5.125%, 4/1/23, Ser. A	NR/NR	1,261,850
	Texas—9.2%
	Corpus Christi, GO, (FSA)
390	5.00%, 3/1/21	Aaa/AAA	400,409
610	5.00%, 3/1/21 (Pre-refunded @ $100, 3/1/11) (a)	Aaa/AAA	638,627
1,700	Dallas, GO, 4.50%, 2/15/22	Aa1/AA+	1,705,151
1,200	HFDC of Central Texas, Inc., Village at Gleannloch Farms
	Rev., 5.50%, 2/15/37, Ser. A	NR/NR	1,116,036
1,400	Houston Water Rev., CP, 7.50%, 12/15/15, Ser. H (AMBAC)	Aaa/AAA	1,744,176
250	Lubbock Educational Facs. Auth., Lubbock Christian Univ.
	Rev., 5.25%, 11/1/37	NR/BBB	247,760
2,000	Richardson Hospital Auth. Rev., 6.00%, 12/1/19	Baa2/BBB	2,126,120
1,000	State Public Finance Auth. Rev., 5.00%, 2/15/18, Ser. A	NR/BB+	977,930
2,000	Texas Tech Univ. Rev., 5.50%, 8/15/18
	(Pre-refunded @ $100, 2/15/12) (MBIA) (a)	Aaa/AAA	2,154,220
2,750	Tyler Health Facs. Dev. Corp., East Texas Medical Center Rev.,
	5.375%, 11/1/37 (c)	Baa3/NR	2,743,070
1,000	Univ. Houston Rev., 5.25%, 2/15/17
	(Pre-refunded @ $100, 2/15/10) (MBIA) (a)	Aaa/AAA	1,039,940
			14,893,439
	Utah—0.5%
880	Spanish Fork City Rev., 5.55%, 11/15/21	NR/NR	862,365
	Virginia—1.6%
	Albemarle Cnty. Industrial Dev. Auth. Rev.,
1,400	5.00%, 1/1/24	NR/NR	1,338,596
250	5.00%, 1/1/31	NR/NR	233,105
500	Lewistown Commerce Center Community Dev. Auth.
	Rev., 6.05%, 3/1/27	NR/NR	500,975
500	Lexington Industrial Dev. Auth. Rev., 5.375%, 1/1/28,
	Ser. A	NR/NR	483,540
			2,556,216
	Washington—4.2%
	Franklin Cnty. Public Utility Dist. Rev., (MBIA)
105	5.625%, 9/1/15	Aaa/AAA	112,408
900	5.625%, 9/1/15, (Pre-refunded @ $100, 9/1/11) (a)	Aaa/AAA	968,148
1,000	Grant Cnty. Public Utility Dist. No. 2,
	Priest Rapids Rev., 4.75%, 1/1/38, Ser. B (FGIC) (d)	Aaa/AAA	973,360
1,500	State Housing Finance Commission Rev.,
	Skyline at First Hill, 5.25%, 1/1/17, Ser. A	NR/NR	1,517,280
3,000	State Motor Vehicle, GO, 5.625%,
	7/1/25, Ser. B (Pre-refunded @ $100, 7/1/10) (a)	Aa1/AA	3,165,630
			6,736,826

| 10.31.07 | PIMCO Municipal Advantage Fund Annual Report 7

PIMCO Municipal Advantage Fund Inc. Schedule of Investments
October 31, 2007 (continued)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	Wisconsin—6.7%
$ 300	Milwaukee Redev. Auth. Rev., 5.50%, 8/1/22, Ser. A	NR/NR	$295,509
1,000	State, GO, 5.00%, 5/1/37, Ser. C (MBIA) (d)	Aaa/AAA	1,004,110
3,040	State Health & Educational Facs. Auth. Rev.,
	Franciscan Sisters Healthcare, 5.00%, 9/1/33	Baa1/BBB+	2,895,843
6,835	State Housing & Economic Dev. Auth.
	Rev., 4.875%, 3/1/36, Ser. C (d)	Aa2/AA	6,589,555
			10,785,017
	Total Municipal Bonds & Notes (cost—$160,726,057)		161,578,825

SHORT-TERM INVESTMENT—0.1%
	U.S. Treasury Bills—0.1%
200	3.81%,12/13/07 (cost—$199,160)		199,160
Total Investments (cost—$160,925,217)—100.0%			$161,777,985

Notes to Schedule of Investments:

*	Unuadited

(a)

Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).

(b)

144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)	When-issued or delayed-delivery security. To be settled/delivered after October 31, 2007.

(d)	Subject to Alternative Minimum Tax.

Glossary:
AMBAC—insured by American Municipal Bond Assurance Corp.
CP—Certificates of Participation
FGIC—insured by Financial Guaranty Insurance Co.
FSA—insured by Financial Security Assurance, Inc.
GO—General Obligation Bond
GTD—Guaranteed
IBC—Insurance Bond Certificate
MBIA—insured by Municipal Bond Investors Assurance
NR—Not Rated
Q-SLBF—Qualified School Bond Loan Fund
VA-GTD—Department of Veterans Affairs Guaranteed

8 PIMCO Municipal Advantage Fund Annual Report | 10.31.07 | See accompanying Notes to Financial Statements

PIMCO Municipal Advantage Fund Inc. Statement of Assets and Liabilities
October 31, 2007
Assets:
Investments, at value (cost-$160,925,217)	$161,777,985
Cash	365,353
Interest receivable	2,551,513
Receivable for variation margin on futures contracts	150,000
Receivable for investments sold	55,839
Prepaid expenses	13,477
Total Assets	164,914,167

Liabilities:
Payable for investments purchased	7,581,213
Dividends payable to common and preferred shareholders	411,496
Investment management fees payable	79,970
Accrued expenses	97,765
Total Liabilities	8,170,444
Preferred shares ($0.001 par value; $50,000 net asset and liquidation value per share
applicable to an aggregate of 1,100 shares issued and outstanding)	55,000,000
Net Assets Applicable to Common Shareholders	$101,743,723

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.001 per share, applicable to 7,257,093 shares issued and outstanding)	$7,257
Paid-in-capital in excess of par	100,617,944
Undistributed net investment income	397,973
Accumulated net realized gain	116,219
Net unrealized appreciation of investments and futures contracts	604,330
Net Assets Applicable to Common Shareholders	$101,743,723
Net Asset Value Per Common Share	$14.02

See accompanying Notes to Financial Statements | 10.31.07 | PIMCO Municipal Advantage Fund Annual Report 9

PIMCO Municipal Advantage Fund Inc. Statement of Operations
Year ended October 31, 2007
Investment Income:
Interest	$7,642,232

Expenses:
Investment management fees	955,495
Auction agent fees and commissions	144,571
Shareholders communications	86,819
Legal fees	85,820
Custodian and accounting agent fees	55,211
Audit and tax services	50,797
Transfer agent fees	42,692
New York Stock Exchange listing fees	21,253
Directors’ fees and expenses	18,559
Insurance expense	4,093
Miscellaneous	20,005
Total expenses	1,485,315
Less: custody credits earned on cash balances	(25,497)
Net expenses	1,459,818

Net Investment Income	6,182,414

Realized and Change In Unrealized Gain (Loss):
Net realized gain on investments:	546,232
Net change in unrealized appreciation/depreciation of:
Investments	(5,517,243)
Futures contracts	(248,438)
Net realized and change in unrealized loss on investments and futures contracts	(5,219,449)
Net Increase in Net Assets Resulting from Investment Operations	962,965

Dividends on Preferred Shares from Net Investment Income	(2,093,962)
Net Decrease in Net Assets Applicable to Common Shareholders
Resulting from Investment Operations	$(1,130,997)

10 PIMCO Municipal Advantage Fund Annual Report | 10.31.07 | See accompanying Notes to Financial Statements

PIMCO Municipal Advantage Fund Inc.	Statement of Changes in Net Assets
Applicable to Common Shareholders
	Year ended	Year ended
	October 31, 2007	October 31, 2006
Investment Operations:
Net investment income	$6,182,414	$5,886,638
Net realized gain (loss) on investments and futures contracts	546,232	(404,834)
Net change in unrealized appreciation/depreciation of investments and
futures contracts	(5,765,681)	2,791,903
Net increase in net assets resulting from investment operations	962,965	8,273,707
Dividends and Distributions on Preferred Shares from:
Net investment income	(2,093,962)	(1,820,690)
Net realized gains	—	(38,334)
Total dividends and distributions on preferred shares	(2,093,962)	(1,859,024)
Net increase (decrease) in net assets applicable to common shareholders
resulting from investment operations	(1,130,997)	6,414,683
Dividends and Distributions to Common Shareholders from:
Net investment income	(3,701,117)	(4,063,971)
Net realized gains	—	(169,744)
Total dividends and distributions to common shareholders	(3,701,117)	(4,233,715)
Total increase (decrease) in net assets applicable to common shareholders	(4,832,114)	2,180,968

Net Assets Applicable to Common Shareholders:
Beginning of year	106,575,837	104,394,869
End of year (including undistributed net investment
income of $397,973 and $10,638, respectively)	$101,743,723	$106,575,837

See accompanying Notes to Financial Statements | 10.31.07 | PIMCO Municipal Advantage Fund Annual Report 11

PIMCO Municipal Advantage Fund Inc. Notes to Financial Statements
October 31, 2007

1. Organization and Significant Accounting Policies

PIMCO Municipal Advantage Fund Inc. (the “Fund”) was incorporated in the State of Maryland on February 23, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has 100 million shares of $0.001 par value common stock authorized.

The Fund invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Fund management is evaluating the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements. The Fund will be required to comply with the Interpretation by April 30, 2008.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing SFAS 157 against its current valuation policies to determine future applicability.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Directors. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when issued or delayed delivery basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements of the Fund. The Fund’s net asset value is normally determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

12 PIMCO Municipal Advantage Fund Annual Report | 10.31.07 |

PIMCO Municipal Advantage Fund Inc. Notes to Financial Statements
October 31, 2007

1. Organization and Significant Accounting Policies (continued)

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Original issue discounts and premiums on debt securities purchased are accreted or amortized daily to non-taxable interest income. Market discount, if any, is accreted daily to taxable income.

(c) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions—Common Stock

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital.

(e) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities, equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(f) Custody Credits Earned on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager and Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters.

Pursuant to the Agreement, the Investment Manager receives an annual fee, payable on a monthly basis at the annual rate of 0.60% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred stock that may be outstanding.

Effective December 1, 2006, the Investment Manager appointed Pacific Investment Management Company LLC, (“PIMCO” or the “Sub-Adviser”) to replace Oppenheimer Capital LLC as the Fund’s sub-adviser. Subject to the supervision of the Investment Manager, the Sub-Adviser makes all of the Fund’s investment decisions. For its services, pursuant to a Portfolio Management Agreement, the Investment Manager, and not the Fund, pays the Sub-Adviser a monthly fee based upon the Fund’s average daily net assets inclusive of net assets attributable to any preferred stock that may be outstanding.

| 10.31.07 | PIMCO Municipal Advantage Fund Annual Report 13

PIMCO Municipal Advantage Fund Inc. Notes to Financial Statements
October 31, 2007

3. Investments in Securities

For the year ended October 31, 2007, purchases and sales of investments, other than short-term securities, were $80,412,518 and $72,786,445, respectively.

(a) Futures contracts outstanding at October 31, 2007:

			Market
			Value	Expiration	Unrealized
	Type	Contracts	(000)	Date	Depreciation

Short:	U.S. Treasury Bond Futures	(150)	$(16,889)	12/19/07	$(248,438)

4. Income Tax Information

The tax character of dividends paid was:

	Year ended	Year ended
	October 31, 2007	October 31, 2006
Ordinary Income	$ 25,142	$8,267
Tax Exempt Income	5,769,937	5,876,395
Long-Term Capital Gains	—	208,077

At October 31, 2007, the tax character of distributable earnings of $397,973 was comprised entirely of tax exempt income.

During the year ended October 31, 2007, the Fund utilized $430,013 of capital loss carryforwards from prior years. $132,219 remains, which expires in 2013, is available as a reduction to the extent provided in the regulations of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The cost basis of portfolio securities for federal income tax purposes is $160,925,217. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $3,144,268; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $2,291,500; net unrealized appreciation for federal income tax purposes is $852,768.

5. Auction Rate Preferred Stock

The Fund has issued 1,100 shares of Preferred Stock with a net asset and liquidation preference of $50,000 per share plus accumulated dividends. Dividends are accumulated daily at an annual rate set through auction procedures. The annualized dividend rate ranged from 3.52% to 4.75% during the year ended October 31, 2007 and was 4.10% at October 31, 2007.

The Fund is subject to certain limitations and restrictions while Preferred Stock is outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Stock at its liquidation value.

The Preferred Stock, which is entitled to one vote per share, generally votes with the common stock but votes separately as a class to elect two Directors and on any matters affecting the rights of the Preferred Stock.

6. Subsequent Common Dividend Declarations

On November 1, 2007, a dividend of $0.055 per share was declared to common shareholders payable December 3, 2007 to shareholders of record on November 12, 2007.

On December 3, 2007, a dividend of $0.055 per share was declared to common shareholders payable December 31, 2007 to shareholders of record on December 13, 2007.

14 PIMCO Municipal Advantage Fund Annual Report | 10.31.07 |

PIMCO Municipal Advantage Fund Inc. Notes to Financial Statements
October 31, 2007

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC (“AGID”) and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the SEC and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered and dissolved. None of the settlements allege that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

| 10.31.07 | PIMCO Municipal Advantage Fund Annual Report 15

PIMCO Municipal Advantage Fund Inc. Financial Highlights
For a share of common stock outstanding throughout each year:

	Year Ended October 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$14.69	$14.39	$15.10	$14.93	$14.84
Investment Operations:
Net investment income	0.85	0.81	0.85	0.88	0.91
Net realized and unrealized gain (loss) on investments
and futures contracts	(0.72)	0.33	(0.46)	0.26	0.15
Total from investment operations	0.13	1.14	0.39	1.14	1.06
Dividends and Distributions on Preferred
Shares from:
Net investment income	(0.29)	(0.25)	(0.15)	(0.10)	(0.08)
Net realized gains	—	(0.01)	(0.03)	(0.00)†	—
Total dividends and distributions on preferred shares	(0.29)	(0.26)	(0.18)	(0.10)	(0.08)
Net increase (decrease) in net assets applicable
to common shareholders resulting from
investment operations	(0.16)	0.88	0.21	1.04	0.98
Dividends and Distributions to Common
Shareholders from:
Net investment income	(0.51)	(0.56)	(0.68)	(0.82)	(0.89)
Net realized gains	—	(0.02)	(0.24)	(0.05)	—
Total dividends and distributions to common
shareholders	(0.51)	(0.58)	(0.92)	(0.87)	(0.89)
Net asset value, end of year	$14.02	$14.69	$14.39	$15.10	$14.93
Market price, end of year	$13.19	$13.11	$12.37	$13.29	$13.57
Total Investment Return (1)	4.5%	11.0%	(0.1)%	4.4%	11.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders,
end of year (000’s)	$101,744	$106,576	$104,395	$109,552	$108,315
Ratio of expenses to average net assets (2)(3)	1.42%	1.45%	1.34%	1.30%	1.35%
Ratio of net investment income to average net assets (2)	5.93%	5.64%	5.73%	5.89%	6.09%
Preferred shares asset coverage per share	$142,474	$146,878	$144,857	$149,534	$148,442
Portfolio turnover	46%	32%	26%	82%	23%

† Less than $0.005 per common share

(1) Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each year and a sale of a share of common stock at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2) Calculated on the basis of income and expenses applicable to both common shares and preferred stock relative to the average net assets of common shareholders.

(3) Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(f) in Notes to Financial Statements).

16 PIMCO Municipal Advantage Fund Annual Report | 10.31.07 |

PIMCO Municipal Advantage Fund Inc.	Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Directors
of PIMCO Municipal Advantage Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Advantage Fund Inc. (the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2007

| 10.31.07 | PIMCO Municipal Advantage Fund Annual Report 17

PIMCO Municipal Advantage Fund Inc.	Matters Relating to the Trustees
Consideration of the Investment
Management and Portfolio
Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Directors (the “Directors”) and a majority of the non-interested (“Independent”) Directors, voting separately, approve the Fund’s Management Agreement (the “Advisory Agreement”) with the Investment Manager and Portfolio Management Agreement (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Directors met on June 13, 2007 (the “contract review meeting”) for the specific purpose of considering whether to approve the Advisory Agreement and the Sub-Advisory Agreement. The Independent Directors were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Directors, including a majority of the Independent Directors, concluded that the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2007.

In connection with their deliberations regarding the continuation of the Agreements, the Directors, including the Independent Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Directors considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the Agreements.

In connection with their contract review meeting, the Directors received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Analytical Services Inc. (“Lipper Inc.”) on the total return investment performance (based on net assets) of the Funds for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives identified by Lipper Inc., (ii) information provided by Lipper Inc. on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper Inc., (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients, (iv) the profitability to the Investment Manager from its relationship with the Fund for the twelve months ended March 31, 2007, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Directors’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Directors and not the result of any single factor. Some of the factors that figured particularly in the Directors’ deliberations are described below, although individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Directors examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given their investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper Inc., the Directors also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper Inc. In the course of their deliberations, the Directors took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

18 PIMCO Municipal Advantage Fund Annual Report | 10.31.07 |

PIMCO Municipal Advantage Fund Inc.	Matters Relating to the Trustees
Consideration of the Investment
Management and Portfolio
Management Agreements
(unaudited) (continued)

In assessing the reasonableness of the Fund’s fees under the Agreements, the Directors considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper Inc.

The Directors specifically took note of how the Fund compared to its Lipper Inc. peers as to performance and total expense ratio. The Directors noted that while the Fund was not charged a separate administration fee, it was not clear whether the peer funds in the Lipper Inc. categories were charged such a fee by their investment managers. Thus, the Directors, at the recommendation of the Investment Manager, considered the total expenses of the Fund compared to the total expenses of the peer funds, recognizing that the fees for management and administrative services would be subsumed within the total expense ratio.

The Directors noted that the Fund had underperformed its peer group’s high and median returns but had outperformed its peer group’s low returns for the one-year, three-year, five-year and ten-year periods ended March 31, 2007. The Directors also noted that the Fund’s expense ratio was above the median and the low for its peer group but was in line with the high for its peer group.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to investment performance and the comparative positioning of the Fund with respect to the management fee paid to the Investment Manager.

The Directors also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Fund. Regarding the institutional separate accounts, they noted that the management fees paid by the Fund was generally higher than the fees paid by these other clients of the Sub-Adviser, but were advised that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund is also relatively higher, due in part to the more extensive regulatory regime to which the Fund was subject in comparison to institutional separate accounts. The Directors noted that the management fees paid by the Fund was generally higher than the fees paid by the open-end funds but were advised that there are additional portfolio management challenges in managing the Fund, such as the use of leverage and meeting a regular dividend.

The Directors also took into account that the Fund have preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on either the Fund’s net assets or total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding but not deducting any liabilities connected to the leverage). In this regard, the Directors took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Fund’s common shareholders, on the other. In this regard, the Directors considered information provided by the Investment Manager and the Sub-Adviser indicating that the Fund’s use of leverage through preferred shares continues to be appropriate and in the interests of the Fund’s common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Directors also considered the profitability of the Investment Manager from its relationship with the Fund and determined that such profitability was not excessive.

The Directors also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund would grow (if at all) only through investment performance. Therefore, the Directors did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Directors considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Directors concluded, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

| 10.31.07 | PIMCO Municipal Advantage Fund Annual Report 19

PIMCO Municipal Advantage Fund Inc.	Tax Information / Shareholder Meeting
Results / Investment Adviser Change
(unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year end (October 31, 2007) as to the federal tax status of dividends and distributions received by shareholders during such tax year. Accordingly, the Fund is advising that substantially all dividends paid from net investment income during the tax year ended October 31, 2007 were federally exempt interest dividends, although the Fund did invest in securities which paid interest subject to the federal alternative minimum tax during the tax year. The percentage of dividends paid from net investment income subject to such tax was 27.3%. Additionally, the Fund invested in municipal bonds containing market discount, whose accretion is taxable. Accordingly, 2.2% of the Fund’s dividends paid during the fiscal year are taxable. Per share dividends for the tax year ended October 31, 2007 were:

Dividends to common shareholders from net investment income	$0.51
Dividends on preferred stock from net investment income	$1,903.60

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2007. In January 2008, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2007. The amount that will be reported, will be the amount to be used on your 2007 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended October 31, 2007. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund. An allocation of interest income by state will also be provided which may be of value in reducing a shareholder’s state or local tax liability, if any.

In November 2007, the Supreme Court heard oral arguments in a case that might significantly affect state taxation of municipal bonds. In the decision on appeal, a Kentucky state court held that Kentucky law violates the U.S. Constitution by exempting from state taxation the interest income from Kentucky municipal bonds while taxing that from out-of-state municipal bonds. If the Supreme Court affirms this holding, most states likely will revisit the way in which they treat the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court is expected to issue a decision in this case later in the 2007-2008 term. You should consult your tax advisor to discuss the tax consequences of your investment in the Fund.

Shareholder Meeting Results:

The Fund held shareholder meetings on January 30, 2007 and March 15, 2007. Common and/or Preferred shareholders voted to elect/re-elect Directors (January 30, 2007 annual meeting) and approve PIMCO as sub-adviser (March 15, 2007 special meeting) to the Fund, as indicated below:

		Withheld
	Affirmative	Authority
Class I Directors:
Re-election of Robert E. Connor* to serve until 2010	922	—
Re-election of Hans W. Kertess to serve until 2010	5,295,187	1,375,693
Election of William B. Ogden IV to serve until 2010	5,294,381	1,376,499
Class II Director:
Election of John C. Maney* to serve until 2008	922	—
Portfolio Management Agreement with PIMCO:	4,284,998	118,302

Messrs. Paul Belica, John J. Dalessandro II and R. Peter Sullivan III continue to serve as Directors of the Fund.

* Preferred Shares Director

Investment Adviser Change:

On December 1, 2006, Pacific Investment Management Company LLC (“PIMCO’’) replaced Oppenheimer Capital LLC as the Fund’s Investment Manager. Shareholders approved the appointment of PIMCO on a permanent basis at a special meeting held on March 15, 2007.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2007, PIMCO had approximately $720.7 billion in assets under management.

20 PIMCO Municipal Advantage Fund Annual Report | 10.31.07 |

PIMCO Municipal Advantage Fund Inc.	Tax Information / Shareholder Meeting
Results / Investment Adviser Change
(unaudited) (continued)

Mark McCray, Executive Vice President at PIMCO, is the lead portfolio manager for the Fund, primarily responsible for day-to-day portfolio management. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, he was a bond trader from 1992-1999 at Goldman Sachs & Co. where he was appointed Vice President in 1996 and named co-head of municipal bond trading in 1997 with responsibility for the firm’s proprietary account and supervised municipal bond traders.

In connection with the change of Investment Adviser, the Board of Directors approved certain changes to the investment policies of the Fund, including:

Permitting the Fund to invest up to 20% of its net assets in municipal bonds that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by PIMCO;

Permitting the Fund to invest in structured notes, swaps, variable and floating rate securities without limit, but consistent with the Fund’s investment objective;

Permitting the Fund to invest up to 10% of its total assets in residual interest municipal bonds (RIBS);

Eliminating any requirements to dispose of a security in the event of a downgrade of that security;

Permitting the Fund to use derivative instruments to add leverage, for risk management purposes or as part of its investment strategies; and

Seeking to avoid bonds generating interest potentially subjecting investors to the federal alternative minimum tax, although PIMCO may not always be successful in this regard.

High Yield Risk. Debt obligations of below investment grade quality (i.e., rated below Baa3 by Moody’s Investors Service, Inc., below BBB- by either Standard & Poor’s or Fitch, Inc., or below a comparable rating by Dominion Bond Trading Service Limited, or unrated but judged by PIMCO to be of comparable quality) are commonly referred to as “high yield’’ securities or “junk bonds’’ and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default. Debt securities in the lowest investment grade category may also be considered to possess some speculative characteristics. The prices of these lower grade obligations are generally more volatile and sensitive to actual or perceived negative developments, such as decline in the revenues or a general economic downturn, than are the prices of higher grade securities.

Floating Rate Securities Risk. Floating rate debt securities pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). Due to their floating rate features, these securities generally will pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a floating rate security generally is expected to have less sensitivity to fluctuations in market interest rates than a comparable fixed rate debt security, although the value of a floating rate security nonetheless may decline as interest rates rise and due to other factors, such as changes in credit quality.

Derivatives Risk. The Fund may use a variety of derivative instruments in an attempt to enhance the Fund’s investment returns or to hedge against market and other risks in the portfolio, including put and call options, futures contracts, options on futures contracts, forward contracts and swap agreements. Derivatives are subject to a number of risks, such as liquidity risk, market risk, interest rate risk, credit risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks.

Residual Interest Municipal Bonds (RIBS) Risk. RIBS are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise and increase the interest paid to the Fund when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. These securities generally will underperform the

| 10.31.07 | PIMCO Municipal Advantage Fund Annual Report 21

PIMCO Municipal Advantage Fund Inc.	Tax Information / Shareholder Meeting
Results / Investment Adviser Change
(unaudited) (continued)

market of fixed rate bonds in a rising interest rate environment but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. The Fund may invest in RIBS for the purpose of increasing the Fund’s leverage. Should short-term and long-term interest rates rise, the combination of the Fund’s investment in RIBS and its use of other forms of leverage (including through preferred shares or the use of other derivative instruments) likely will adversely affect the Fund’s net asset value. Trusts in which RIBS may be held could be terminated, in which case the residual bond holder would take possession of the underlying bond(s) on an unleveraged basis.

Structured Notes Risk. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Like other sophisticated strategies, the Fund’s use of structured notes may not work as intended; for example, the change in value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

22 PIMCO Municipal Advantage Fund Annual Report | 10.31.07 |

PIMCO Municipal Advantage Fund Inc.	Privacy Policy / Proxy Voting
Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Fund, such as the Fund’s investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of a third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we or our affiliates believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the twelve months ended June 30, 2007 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

| 10.31.07 | PIMCO Municipal Advantage Fund Annual Report 23

PIMCO Municipal Advantage Fund Inc. Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

24 PIMCO Municipal Advantage Fund Annual Report | 10.31.07 |

PIMCO Municipal Advantage Fund Inc. Board of Directors (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Director	Principal Occupation(s) During Past 5 Years:

The address of each director is 1345 Avenue of the Americas, New York, NY 10105

Hans W. Kertess	President, H. Kertess & Co., a financial advisory company; Formerly, Managing
Date of Birth: 7/12/39	Director, Royal Bank of Canada Capital Markets.
Chairman of the Board of Directors since: 2007
Director since: 2006
Term of office: Expected to stand for re-election
at 2010 annual meeting of shareholders.
Trustee/Director of 28 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Paul Belica	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal
Date of Birth: 9/27/21	Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; formerly, Manager of
Director since: 2003	Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.
Term of office: Expected to stand for re-election
at 2008 annual meeting of shareholders.
Trustee/Director of 28 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Robert E. Connor	Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office,
Date of Birth: 9/17/34	Smith Barney Inc.
Director since: 2000
Term of office: Expected to stand for re-election
at 2010 annual meeting of shareholders.
Trustee/Director of 28 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

John J. Dalessandro II	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-
Date of Birth: 7/26/37	dealer and member of the New York Stock Exchange.
Director since: 2006
Term of office: Expected to stand for re-election
at 2009 annual meeting of shareholders.
Trustee/Director of 28 funds in Fund Complex
Trustee/Director of no funds outside of Fund complex

William B. Ogden, IV	Asset Management Industry Consultant; Formerly, Managing Director, Investment
Date of Birth: 1/11/45	Banking Division of Citigroup Global Markets Inc.
Director since: 2006
Term of office: Expected to stand for re-election
at 2010 annual meeting of shareholders.
Trustee/Director of 27 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

| 10.31.07 | PIMCO Municipal Advantage Fund Annual Report 25

PIMCO Municipal Advantage Fund Inc. Board of Directors (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Director	Principal Occupation(s) During Past 5 Years:

The address of each director is 1345 Avenue of the Americas, New York, NY 10105

R. Peter Sullivan III	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on
Date of Birth: 9/4/41	the New York Stock Exchange.
Director since: 2006
Term of office: Expected to stand for re-election
at 2009 annual meeting of shareholders.
Trustee/Director of 27 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

John C. Maney†	Management Board and Chief Financial Officer of Allianz Global Investors Fund
Date of Birth: 8/3/59	Management LLC; Chief Financial Officer of Allianz Global Investors Managed
Director since 2006	Accounts LLC and Allianz Global Investors Distributors LLC; Management Board and
Term of office: Expected to stand for re-election	Managing Director of Allianz Global Investors of America L.P. since January 2005
at 2008 annual meeting of shareholders.	and also Chief Operating Officer of Allianz Global Investors of America L.P. since
Trustee/Director of 64 Funds in Fund Complex	November 2006; Chief Financial Officer of PIMCO, Oppenheimer Capital LLC, NFJ
Trustee/Director of No Funds outside the Fund Complex	Investment Group and a number of other affiliated entities; Formerly, Executive Vice
President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001)

Mr. Maney is an “interested person” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons:

Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America Holdings Inc. and Allianz Global Investors U.S. Retail LLC; Chief Financial Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Fund Management LLC, and Allianz Global Investors Managed Accounts LLC; Managing Director, Chief Operating Officer and Chief Financial Officer of Allianz Global Investors of America LLC, Allianz Global Investors NY Holdings LLC and Allianz Global Investors U.S. Equities LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz-Pac Life Partners LLC; Chief Financial Officer and Chief Operating Officer, Oppenheimer Group, Inc.; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Chief Financial Officer of Allianz Global Investors Advertising Agency Inc., Allianz Hedge Fund Partners L.P., Allianz Hedge Fund Partners Inc., Alpha Vision LLC, Alpha Vision Capital Management LLC, NFJ Investment Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, Nicholas Applegate Securities LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PIMCO Australia Pty Ltd, PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Global Advisors (Resources) Limited and StocksPLUS Management, Inc., Vision Holdings LLC; and Executive Vice President and Chief Financial Officer of PIMCO Japan Ltd.

Additional information about the Fund’s directors is available in the Fund’s Statement of Additional Information dated August 26, 2003, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710.

26 PIMCO Municipal Advantage Fund Annual Report | 10.31.07 |

PIMCO Municipal Advantage Fund Inc. Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years:

The address of each director is 1345 Avenue of the Americas, New York, NY 10105

Brian S. Shlissel	Executive Vice President, Director of Fund Administration, Allianz Global Investors
Date of Birth: 11/14/64	Fund Management LLC; Director of 8 funds in the Fund Complex; President and Chief
President & Chief Executive Officer since: 2002	Executive Officer of 36 funds in the Fund Complex; Treasurer; Principal Financial and
Accounting Officer of 36 funds in the Fund Complex and The Korea Fund, Inc.

Lawrence G. Altadonna	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer,
Date of Birth: 3/10/66	Principal Financial and Accounting officer of 36 funds in the Fund Complex; Assistant
Treasurer, Principal/Financial and Accounting Officer	Treasurer of 36 funds in the Fund Complex and The Korea Fund, Inc.
since: 2002

Thomas J. Fuccillo	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice
Date of Birth: 3/22/68	President, Secretary & Chief Legal Officer of 72 funds in the Fund Complex Secretary
Vice President, Secretary & Chief Legal Officer	& Chief Legal Officer of The Korea Fund, Inc.; Formerly, Vice President and Associate
since: 2004	General Counsel, Neuberger Berman LLC.

Scott Whisten	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer
Date of Birth: 3/13/71	of 72 funds in the Fund Complex. Formerly Accounting Manager Prudential
Assistant Treasurer since: 2007	Investments (2002-2005).

Youse E. Guia	Senior Vice President, Group Compliance Manager, Allianz Global Investors of
Date of Birth: 9/3/72	America L.P., Chief Compliance Officer of 72 funds in the Fund Complex and The
Chief Compliance Officer since: 2004	Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global
Investors of America L.P. (2002-2004), Audit Manager, Pricewaterhouse Coopers LLP
(1996-2002).

William V. Healey	Executive Vice President, Chief Legal Officer—U.S. Retail, Allianz Global Investors of
Date of Birth: 7/28/53	America L.P.; Assistant Secretary of 72 funds in the Fund Complex. Formerly, Vice
Assistant Secretary since: 2006	President and Associate General Counsel/Chief Legal Officer, Asset Management,
The Prudential Insurance Company of America (1998-2005).

Richard H. Kirk	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior
Date of Birth: 4/6/61	Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC.
Assistant Secretary since: 2006	Assistant Secretary of 72 funds in the Fund Complex; formerly, Vice President, Counsel,
The Prudential Insurance Company of America/American Skandia (2002-2004).

Kathleen A. Chapman	Assistant Secretary of 72 funds in the Fund Complex; Manager IIG Advisory Law,
Date of Birth: 11/11/54	Morgan Stanley (2004-2005); The Prudential Insurance Company of America and
Assistant Secretary since: 2006	Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

Lagan Srivastava	Assistant Secretary of 72 funds in the Fund Complex and The Korea Fund, Inc.;
Date of Birth: 9/20/77	formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler
Assistant Secretary since: 2006	Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

| 10.31.07 | PIMCO Municipal Advantage Fund Annual Report 27

Directors and Principal Officers
Hans W. Kertess
      Director, Chairman of the Board of Directors
Paul Belica
      Director
Robert E. Connor
      Director
John J. Dalessandro II
      Director
John C. Maney
      Director
William B. Ogden, IV
      Director
R. Peter Sullivan III
      Director
Brian S. Shlissel
      President & Chief Executive Officer
Lawrence G. Altadonna
      Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
      Vice President, Secretary & Chief Legal Officer
Scott Whisten
      Assistant Treasurer
Youse E. Guia
      Chief Compliance Officer
William V. Healey
      Assistant Secretary
Richard H. Kirk
      Assistant Secretary
Kathleen A. Chapman
      Assistant Secretary
Lagan Srivastava
      Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105
Sub-Adviser
Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660
Custodian & Accounting Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110
Transfer Agent, Dividend Paying Agent and Registrar
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017
Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Advantage Fund Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianz-investors.com/closedendfunds.

On February 12, 2007, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,000 in 2006 and $36,000 in 2007.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $8,000 in 2006 and $8,000 in 2007. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $5,500 in 2006 and $6,500 in 2007. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

      PIMCO Municipal Advantage Fund Inc. (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

     a review of the nature of the professional services expected to provided,

     the fees to be charged in connection with the services expected to be provided,

     a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

	e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

	f)	Not applicable

	g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2006 Reporting Period was $2,241,798 and the 2007 Reporting Period was $2,783,824.

	h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess, R. Peter Sullivan III and William B. Ogden, IV.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO MUNICIPAL ADVANTAGE FUND INC.
(the “TRUST”)

PROXY VOTING POLICY

1.

It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.

The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.

The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.

This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub- adviser of a Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trusts’ website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.

It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.

The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.

This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

      Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

      The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

      PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

      Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

      As of January______ 2008, [PLEASE INSERT DATE OF FILING] the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Advantage Fund Inc. (MAF) (the “Fund”):

Mark McCray
Mr. McCray has been the portfolio manager for the Fund since December 1, 2006. Mr. McCray is a Managing Director and portfolio manager responsible for PIMCO’s municipal bond portfolios and tax-sensitive portfolios. He is a senior member of PIMCO’s investment strategy group and has served as Chairman of PIMCO’s Shadow Investment Committee and as a rotating member of the firm’s Investment Committee. He joined the firm in 2000 from Goldman, Sachs & Co. in New York, where he was Vice President and co-head of municipal bond trading, with primary responsibility for the firm’s proprietary municipal trading. Mr. McCray has nineteen years of investment experience and holds a Bachelor’s degree in Finance and Real Estate from Temple University and an MBA from The Wharton School of the University of Pennsylvania, with concentrations in Finance, Accounting, and Strategic Management.

(a)(2)

      The following summarizes information regarding each of the accounts, excluding the Funds that were managed by the Portfolio Manager as of October 31, 2007, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment		Other Pooled Investment		Other Accounts
		Companies		Vehicles
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Mark	MAF	13	5,889.23	2	825.32	18	1,654.24
McCray

      From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

     Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

     Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

     Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

     Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

      As of October 31, 2007, the following explains the compensation structure of the individual that has primary responsibility for day-to-day portfolio management of the Fund:

      PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

  Amount and nature of assets managed by the portfolio manager;

  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

  Contributions to asset retention, gathering and client satisfaction;

  Contributions to mentoring, coaching and/or supervising; and

  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

      The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of 10/31/07.

PIMCO Corporate Income Fund
Portfolio Manager	Dollar Range of Equity Securities in the Fund
Mark McCray	None

ITEM 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies—NONE

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a -3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Municipal Advantage Fund Inc.

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date  January 8, 2008

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date  January 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date  January 8, 2008

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date  January 8, 2008